                                                                  Exhibit 10(ii)

                          ELEVENTH AMENDMENT TO LEASE
                          ---------------------------

     This Eleventh Amendment to Lease (this "Amendment") is made as of August 1, 2000 by and between LaSalle Bank, N.A., as successor trustee to American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated April 5, 1990 and known as Trust No. 110513-07 ("Landlord"), and The Northern Trust Company, an Illinois banking corporation.

                                    Recitals
                                    --------

     A. American National Bank and Trust Company of Chicago, as Trustee under Trust No. 65287 ("Prior Landlord") and Tenant entered into that certain Lease dated August 27, 1985 (the "Original Lease") as amended by that certain First Amendment to Agreement of Lease dated August 15, 1986 (the "First Amendment"), that certain Second Amendment to Agreement of Lease dated August 6, 1987 (the "Second Amendment"), and that certain Third Amendment to Agreement of Lease dated May 20, 1988 (the "Third Amendment").

     B. The Original Lease, as amended by the First Amendment, Second Amendment and Third Amendment, was assigned by Prior Landlord to Landlord by an assignment dated April 6, 1990.

     C. Landlord and Tenant further amended the Original Lease by that certain Fourth Amendment to Agreement of Lease dated May 1, 1990, that certain Fifth Amendment to Agreement of Lease dated January 12, 1995, that certain Sixth Amendment to Agreement of Lease dated November 30, 1995 and, certain Seventh Amendment dated February 24, 1998, that certain Eighth Amendment to Lease dated January 31, 2000, that certain Ninth Amendment to Lease dated January 31, 2000 (the "Ninth Amendment") and that certain Tenth Amendment to Lease dated February 1, 2000. The Original Lease, as amended by all of the aforedescribed amendments, is hereinafter referred to as the "Lease." All capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Lease.

     D. Pursuant to the Ninth Amendment, Tenant leases from Landlord approximately 20,866 rentable square feet on the 36/th/ floor of the building located at 181 West Madison Street, Chicago, Illinois (the "36/th/ Floor Space"), for a term (the "36/th/ Floor Space Term") ending on December 31, 2000.

     E. Landlord and Tenant have agreed to extend the 36/th/ Floor Space Term and wish to confirm their agreements regarding such extension in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1.  36/th/ Floor Space Term Extension.  The 36/th/ Floor Space Term is
         ---------------------------------
hereby extended to at least January 31, 2001 and, thereafter, on a month-to-month basis, subject to the parties' rights hereinafter described. Commencing February 1, 2001, either party shall have the right to terminate the Lease, as to the 36/th/ Floor Space only, effective as of the last day of a given month, by written notice given to the other party no later than the first (1/st/) day of said month. If such notice is not given by the first (1/st/) day of a month, then the 36/th/ Floor Space Term shall be extended at least until the last day of such month on the same terms as are set forth in the Ninth Amendment. If such notice is given, the Lease shall terminate, as to the 36/th/ Floor Space, as of the last day of the relevant month, Tenant shall surrender the 36/th/ Floor Space in accordance with the terms of the Lease regarding surrender of space, and neither party shall have any further liability with respect to the 36/th/ Floor Space, except for liabilities arising prior to such termination date.

     2.  Brokers.  Tenant represents that, except for Douglas Elliman-Beitler
         -------
and Staubach Midwest, LLC, it has not dealt with any real estate brokers in connection with this Eleventh Amendment. Notwithstanding the foregoing, no party is entitled to a commission or fee with respect to the extension of the 36/th/ Floor Space Term or the negotiation of this Eleventh Amendment. Tenant hereby agrees to indemnify, defend, and hold Landlord harmless from and against any and all claims of Staubach Midwest, LLC, or any other party claiming to have represented Tenant, for broker commission or fees in connection with this Eleventh Amendment.

     Landlord represents that, except for Douglas Elliman-Beitler and Staubach Midwest, LLC, it has not deal with any real estate brokers in connection with this Eleventh Amendment. Notwithstanding the foregoing, no party is entitled to a commission or fee with respect to the extension of the 36/th/ Floor Space Term or the negotiation of this Eleventh Amendment. Landlord hereby agrees to indemnify, defend, and hold Tenant harmless from and against any and all claims of Douglas Elliman-Beitler, or any other party claiming to have represented Landlord, for broker commissions or fees in connection with this Eleventh Amendment.

     3.  Merger.  All negotiations, considerations, representations and
         ------
understandings between Landlord and Tenant relating to this Eleventh Amendment are incorporated herein and may be modified or altered only by agreement, in writing, between Landlord and Tenant. No modification, termination, or surrender of the Lease, as modified by this Eleventh Amendment, or surrender of the Premises (including the 36/th/ Floor Space) or any part thereof or of any interest therein by Tenant shall be valid or effective unless agreed to and accepted, in writing, by Landlord an no act by any representative or agent of Landlord other than delivery of such a written agreement and acceptance by Landlord shall constitute agreement to and acceptance thereof. Any prior negotiations or intentions of the parties relating to this Ninth Amendment, whether oral or evidenced by written documentation dated prior to the date of this Ninth Amendment, are null and void, unless specifically incorporated herein by reference.

     4.  Exoneration Clause.  This Eleventh Amendment is executed by the
         ------------------
undersigned, LaSalle Bank, N.A., as successor trustee to American National Bank and Trust Company of Chicago, not personally, but as Trustee in the exercise of the power and authority conferred upon and vested in it as such Trustee and under the express direction of the beneficiaries of the said Trust. It is expressly understood and agreed that all of the warranties, indemnities, representations, covenants, undertaking sand agreements herein made on the part of the Trustee are undertaken by it solely in its capacity as Trustee and not personally. No personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable against the Trustee on account of any warranty, indemnity, representation, covenant, undertaking or agreement of the Trustee in this instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


LANDLORD:                      LASALLE BANK, N.A., as Successor Trustee to
                               American National Bank and Trust Company of
                               Chicago, not individually, but solely as Trustee under Trust Agreement dated April 5, 1990 and known as Trust No. 110513-07


                               By:   /s/ David Rosenfeld
                                  ------------------------------------------
                               Title:  Assistant Vice President


                               Attest:  Attestation not required by LaSalle
                                       -------------------------------------
                                        National Association Bylaws
                                       -------------------------------------
                                        Secretary
                                       -------------------------------------

TENANT:                       THE NORTHERN TRUST COMPANY



                              By:  /s/ Wayne LaChance
                                 -------------------------------------------

                              Title:  Vice President
                                    ----------------------------------------